-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 21, 2005


                                TRUE HEALTH, INC.
             (Exact name of registrant as specified in its charter)

                                      Utah
         (State or other jurisdiction of incorporation or organization)

                                   75-2263732
                      (IRS Employer Identification Number)

                           Kelsy House, 77 High Street
                          Beckenham, Kent, UK. BR3 1AN
                    (Address of principal executive offices)

                          David Francis, Chairman & CEO
                                True Health, Inc.
                           Kelsy House, 77 High Street
                          Beckenham, Kent, UK. BR3 1AN
                     (Name and address of agent for service)

                             011 44 (0)208 658 9575
          (Telephone number, including area code of agent for service)


-------------------------------------------------------------------------------
ITEM 3.  SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES.

         One February 21, 2005, True Health, Inc., a Utah corporation (the "Company") entered into an agreement with a foreign institutional investor for the private sale of equity securities in reliance on the exemption from registration in Regulation S of the Securities Act of 1933.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRUE HEALTH, INC.


                                          By: /s/David Fracnis
                                             ----------------------------------
                                             David Francis, President and CEO

Date:  February 24, 2005